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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia

(State or other jurisdiction of incorporation or organization)

1-8022	62-1051971

(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville,	FL 32202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(904) 359-3200

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ITEM 7. EXHIBITS

(c)	The following exhibits are being furnished herewith:

99.1	Press Release as of April 28, 2004 from CSX Corporation

99.2	Quarterly Flash Document

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     CSX Corporation issued a press release and its quarterly Flash document on financial and operating results for the first quarter ended March 26, 2004. A copy of the press release is attached as Exhibit 99.1 and a copy of the Flash document is attached as Exhibit 99.2, each of which is incorporated by reference herein. These documents are available on the Company’s website, www.csx.com.

Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION
By:	/s/ CAROLYN T. SIZEMORE

Carolyn T. Sizemore
Vice President and Controller (Principal Accounting Officer)

Date: April 28, 2004